SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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5)	Total fee paid:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

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Boyd Watterson Limited Duration Enhanced Income Fund

a series of

Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 27, 2025

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on May 27, 2025 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with Boyd Watterson Asset Management LLC (“Boyd Watterson”). No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To approve the payment to Boyd Watterson of its costs, plus interest, in providing investment advisory services to the Fund between August 30, 2024 and the date of the Meeting.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on May 2, 2025 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about May 9, 2025.

By Order of the Board of Trustees

Brian A. Curley, President

May 9, 2025

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 27, 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at www.boydwattersonfunds.com

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether

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or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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Boyd Watterson Limited Duration Enhanced Income Fund

a series of

Northern Lights Fund Trust III

with its principal offices at

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 27, 2025

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of Northern Lights Fund Trust III (the “Trust”) on behalf of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), for use at a special meeting of shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s administrator, Ultimus Fund Solutions LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on May 27, 2025 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about May 9, 2025.

The Meeting has been called by the Board for the following purposes:

1.	To approve a new investment advisory agreement (the “New Agreement”) with Boyd Watterson Asset Management LLC (“Boyd Watterson”). No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To approve the payment to Boyd Watterson of its costs, plus interest, in providing investment advisory services to the Fund between August 30, 2024 and the date of the Meeting.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on May 2, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

The Fund’s most recent annual shareholder report is available at no charge by visiting www.boydwatersonfunds.com, sending a written request to the Fund, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 or by calling toll free 1-877-345-9597.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST AND BOYD WATTERSON ASSET MANAGEMENT LLC

The Trustees are requesting that shareholders of the Fund approve the New Agreement between the Trust and Boyd Watterson. Approval of the New Agreement will not raise the fees paid by the Fund or its shareholders, nor will it change the Fund’s strategy, risks, objective, or portfolio managers.

Overview and Background

The primary purpose of this proposal is to enable Boyd Watterson to continue to serve as the investment adviser to the Fund. Boyd Watterson is an Ohio limited liability company with its principal office located at 1301 East 9th Street, Suite 2900, Cleveland, OH 44114. Boyd Watterson is wholly owned by Boyd Watterson Global Asset Management Group LLC, formerly known as Boyd Watterson Holding Co. (“Boyd Watterson Parent”). Boyd Watterson Parent acquired Amber Infrastructure Group Holdings Limited in a stock transaction on August 30, 2024 (the “Transaction”). As a result of the Transaction, the former shareholders of Amber Infrastructure Group Holdings Limited own approximately 49.5% of the equity (voting and non-voting) of Boyd Watterson Parent. Hunt Amber London 1 Ltd., a company incorporated under the laws of England and Wales, and Amber Boyd Holdings Limited, a limited company incorporated under the laws of the Bailiwick of Jersey, own minority equity stakes in Boyd Watterson Parent, and both entities are former shareholders of Amber Infrastructure Group Holdings Limited.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in the transfer, either directly or indirectly, of ownership of more than 25% of the voting interests of an investment adviser to another party or that results in another party having the power to exercise a controlling influence over the management or policies of the investment adviser is presumed to constitute a “change in control” of the investment adviser. The 1940 Act further states that a change in control of an investment adviser causes the adviser’s investment advisory agreement to be “assigned,” which results in the automatic termination of the agreement by the agreement’s terms as required by the 1940 Act. The Transaction, as described above, constitutes a “change in control” of Boyd Watterson for purposes of the 1940 Act and caused the “assignment” and resulting termination of the investment advisory agreement with Boyd Watterson, dated February 17, 2016 (the “Prior Agreement”). The parties to the Transaction are relying on Section 15(f) of the 1940 Act, which would allow Boyd Watterson to receive a monetary benefit in connection with the Transaction, because the conditions for Section 15(f) have been satisfied.

In order for Boyd Watterson to continue to serve as the investment adviser to the Fund, the Trustees are requesting that shareholders approve the New Agreement. The Prior Agreement was approved by the Fund’s shareholders on July 29, 2016. This vote occurred in order to allow Boyd Watterson to act as investment adviser to the Fund.

Approval of the New Agreement will not raise the fees paid by the Fund or its shareholders. Boyd Watterson has served as the Fund’s investment adviser since its commenced operations on July

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29, 2016. The Transaction has not resulted in any interruption or decrease in the quality of services provided by Boyd Watterson. The Fund’s portfolio managers prior to the Transaction—Brian A. Convery, David M. Dirk, Brian L. Gevry, Michael Krushena, Mike Vandenbossche and S. Brad Fush—continue to serve the Fund as portfolio managers after the Transaction.

At an in-person meeting on August 21-22, 2024 (the “August Board Meeting”), the Board approved the New Agreement subject to shareholder approval. The 1940 Act requires that investment advisory agreements such as the New Agreement be approved by a vote of a majority of the outstanding shares of the Fund. Therefore, shareholders of the Fund are being asked to approve the proposed New Agreement with Boyd Watterson.

The New Agreement will be identical in all material respects to the Prior Agreement, except that the date of its execution, effectiveness, and expiration will change. The fees to be charged under the New Agreement are identical to the fees charged under the Prior Agreement. The effective date of the New Agreement for the Fund will be the date that the Fund’s shareholders approve the New Agreement.

The Advisory Agreements

The New Agreement and Prior Agreement (collectively, the “Advisory Agreements”) provide that Boyd Watterson will continuously furnish an investment program for the Fund, make investment decisions on behalf of the Fund, and place all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. As compensation for these services, under the Advisory Agreements, Boyd Watterson is entitled to receive, on a monthly basis, an annual advisory fee from the Fund equal to 0.40% of the Fund’s average daily net assets. Pursuant to the Advisory Agreements, from this advisory fee, Boyd Watterson pays all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of Boyd Watterson. In the event that Boyd Watterson pays or assumes any expenses of the Trust not required to be paid or assumed by Boyd Watterson under the Advisory Agreements, Boyd Watterson shall not be obligated hereby to pay or assume the same or any similar expense in the future.

The New Agreement, like the Prior Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event, continuance is also approved by a majority of the Independent Trustees by a vote cast in person at a meeting called for the purpose of voting such approval. The New Agreement, like the Prior Agreement, automatically terminates on assignment and is terminable on 60 days’ notice by the Board. In addition, the New Agreement, like the Prior Agreement, may be terminated by Boyd Watterson on 60 days’ notice to the Fund. The Advisory Agreements provide that Boyd Watterson shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Under the Prior Agreement, the net fees earned by Boyd Watterson for its advisory services to Fund for the fiscal year ended June 30, 2024 was $928,461.

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Subject to shareholder approval, the Trust will enter into the New Agreement with Boyd Watterson. If the New Agreement with Boyd Watterson is not approved by shareholders, the Board and Boyd Watterson will consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The description in this Proxy Statement of the New Agreement is only a summary. The New Agreement is attached as Exhibit A. You should read the New Agreement.

Information Concerning Boyd Watterson

Boyd Watterson is an Ohio limited liability company headquartered at 1301 East 9th Street, Suite 2900, Cleveland, OH 44114. Through its predecessor firms, Boyd Watterson has been in continuous business since 1928 and provides investment advisory services to individuals, pooled investment vehicles and profit and non-profit organizations. Boyd Watterson had approximately $18.9 billion of assets under management as of March 31, 2025. Boyd Watterson is wholly owned by Boyd Watterson Parent. Boyd Watterson Parent acquired Amber Infrastructure Group Holdings Limited in a stock transaction on August 30, 2024. As a result of the transaction, the former shareholders of Amber Infrastructure Group Holdings Limited own approximately 49.5% of the equity (voting and non-voting) of Boyd Watterson Parent. Hunt Amber London 1 Ltd., a company incorporated under the laws of England and Wales, and Amber Boyd Holdings Limited, a limited company incorporated under the laws of the Bailiwick of Jersey, own minority equity stakes in Boyd Watterson, and both entities are former shareholders of Amber Infrastructure Group Holdings Limited.

The names, titles, addresses, and principal occupations of certain principal executive officers and directors of Boyd Watterson are as follows:

Name and Address*	Title and Principal Occupation
Timothy M. Hyland	President
Brian L. Gevry	Chief Executive Officer and Co-Chief Investment Officer
Michael E. Bee	Executive Vice President
James A. Waler	Chief Technology Officer and Executive Vice President
Thomas J. Tarantino	Chief Operating Officer, Chief Legal Officer, Chief Compliance Officer and Executive Vice President
Christopher Ried	Chief Financial Officer and Senior Vice President
Brian A. Convery	Co-Chief Investment Officer and Executive Vice President

* c/o Boyd Watterson Asset Management, LLC, 1301 East 9th Street, Suite 2900, Cleveland, OH 44114.

None of the Trustees or officers of the Trust is an officer, employer or shareholder of Boyd Watterson. None of the Trustees or officers of the Trust had any material direct or indirect interest in any transactions or proposed transactions with Boyd Watterson during the past fiscal year.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company

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may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to do so for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

Evaluation by the Board of Trustees

At the August Board Meeting, the Board considered the approval of the New Agreement with Boyd Watterson. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the New Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching conclusions with respect to the New Agreement.

Nature, Extent and Quality of Service. The Board recognized that Boyd Watterson was an employee-owned investment advisory firm that was founded in 1928 and had over $18.3 billion in assets under management. The Board observed that Boyd Watterson offered an array of fixed income, real estate, and equity investment solutions to its clients. The Board reviewed the backgrounds of Boyd Watterson’s key investment personnel, noting their extensive investment industry and compliance experience. The Board acknowledged that Boyd Watterson continued to perform ongoing macroeconomic research that analyzed interest rates, economic growth, inflation, monetary policy, and the credit cycle. The Board noted that Boyd Watterson maintained a comprehensive risk management program that utilized qualitative, quantitative, fundamental and valuation measures to ensure the Fund invested within its investment objectives. The Board discussed that Boyd Watterson’s credit team monitored and discussed security ratings upgrades and downgrades. The Board remarked that Boyd Watterson selected its broker-dealers on the basis of best execution standards. The Board noted that Boyd Watterson maintained a cybersecurity program and reported no cybersecurity incidents in the past year. The Board concluded that the change of control of Boyd Watterson would not impact the nature, extent or quality of Boyd Watterson’s services to the Fund, and that Boyd Watterson should continue to offer high quality services to the Fund and its shareholders.

Performance. The Board noted that the Fund earned a five-star Morningstar rating and outperformed its Morningstar category and benchmark in the 1-year period, but slightly underperformed its peer group over the same period. The Board further noted that the Fund

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outperformed its peer group, Morningstar category and benchmark in the 3-year, 5-year and since inception periods. The Board acknowledged that Boyd Watterson attributed increased exposure to corporate high yield bonds and floating rate CLOs to strong returns during the 1-year period. The Board concluded that it expected Boyd Watterson to continue to meet the Fund’s investment objectives of income and total return.

Fees and Expenses. The Board observed that Boyd Watterson’s advisory fee and net expense ratio were both lower than the averages and medians of its peer group and Morningstar category. The Board considered that Boyd Watterson had an expense limitation agreement in place. The Board concluded that Boyd Watterson’s advisory fee for the Fund was not unreasonable.

Economies of Scale. The Board considered whether Boyd Watterson had achieved economies of scale with respect to its management of the Fund. The Board noted that Boyd Watterson had indicated its willingness to discuss the matter of breakpoints with the Board as the Fund reached a specified asset level. The Board agreed that, in light of the expense limitation agreement, which effectively provided shareholders with some benefits of scale, and Boyd Watterson’s willingness to consider breakpoints as the Fund grew, the absence of breakpoints at this time was acceptable.

Profitability. The Board reviewed the profitability analysis provided by Boyd Watterson for its services to the Fund. The Board recalled Boyd Watterson’s belief that the profits were reasonable given the services provided by Boyd Watterson and the regulatory and litigation risks related to managing a mutual fund. The Board considered that Boyd Watterson continued to waive a significant portion of its advisory fee as a result of the expense cap. The Board concluded that Boyd Watterson’s profitability with respect to the Fund was not excessive.

Conclusion.  Having requested and reviewed such information from Boyd Watterson as the Board believed to be reasonably necessary to evaluate the terms of the New Agreement, and as assisted by the advice of independent counsel, the Board concluded that Boyd Watterson’s advisory fee charged to the Fund was not unreasonable and that approval of the New Agreement was in the best interests of the Fund and its shareholders.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Agreement.

PROPOSAL II

approvAL OF the payment to Boyd Watterson ASSET MANAGEMENT LLC of its costs, plus interest, in providing investment advisory services to the Fund between August 30, 2024 and the date of the Meeting

Overview and Background

The primary purpose of this proposal is to reimburse Boyd Watterson for its costs, plus interest, in providing investment advisory services to the Fund until the New Agreement is approved. At the August Board Meeting, in addition to approving the New Agreement, the Board also approved an Interim Advisory Agreement (the “Interim Agreement”). Rule 15a-4 under the 1940 Act permits

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an investment adviser to serve for up to 150 days under an interim agreement without the approval of shareholders when the advisory agreement is terminated in circumstances like the one presented here.

Regrettably, the Interim Agreement expired on January 27, 2025, before this Proxy Statement was finalized and shareholders could vote on the New Agreement. Trust counsel and the Trust’s administrator had specific roles and responsibilities with respect to the completion and filing of this Proxy Statement. Each party focused on their part of the Proxy Statement but, unfortunately, no party was specifically tasked with ensuring the shareholder approval of the New Agreement was completed within 150 days of the change of control of Boyd Watterson. As a result, each party incorrectly assumed that the project was progressing to meet the requirement of shareholder approval within 150 days of the change of control of Boyd Watterson. The parties immediately recognized these process failures upon discovery of the lapse. Because the Interim Agreement expired without the New Agreement being approved, Rule 15a-4 does not permit Boyd Watterson to recover its advisory fees since August 30, 2024. All of the advisory fees that Boyd Watterson would have earned during that period, had it not undergone a change of control, have been placed in an escrow account.

Under Rule 15a-4, if the New Agreement had not been approved by shareholders during the 150-day term of the Interim Agreement, Boyd Watterson would have been entitled to the lesser of (i) its costs, plus interest, incurred in managing the Fund under the Interim Advisory Agreement or (ii) the total amount in the escrow account.

Evaluation of the Board of Trustees

At an in-person meeting held on February 26-27, 2025 (the “February Board Meeting”), the Board considered its approval of the New Agreement with Boyd Watterson in August 2024. The Board reviewed the materials provided in August, which were also included in the meeting materials for the February Board Meeting. It was the consensus of the Board that all the conclusions reached at the August Board Meeting remained unchanged, including its conclusions with respect to the nature, extent and quality of services, performance, fees and expenses, economies of scale and profitability. The Board considered the quarterly performance reports of the Fund, and its satisfaction with the Fund’s returns. The Board considered that the Trust had experienced no material compliance issues related to the Fund, and the officers of the Trust had reported no operational or other challenges with Boyd Watterson. It was the consensus of the Board that the approval of the New Agreement with Boyd Watterson be affirmed and that the matters be put to shareholders via a revised proxy solicitation, as described at the Meeting. The Board recommended that the shareholders approve the New Agreement.

The Board acknowledged that since the termination of the Prior Agreement on August 30, 2024, the Fund’s shareholders received the advisory services described in the Prior Agreement from Boyd Watterson. The Board determined that it was fair and equitable to ask the Fund’s shareholders to approve paying Boyd Watterson its costs, plus interest, in managing the Fund because the Fund’s shareholders had benefited from Boyd Watterson’s uninterrupted service as investment adviser to the Fund.

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The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of paying Boyd Watterson’s costs, plus interest, for the period from August 30, 2024 through the date of the Meeting.

OTHER INFORMATION

The Fund is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains Boyd Watterson as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 101, Elkhorn, NE 68022, serves as principal underwriter and distributor of the Fund. Ultimus Fund Solutions, LLC, with principal offices located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the Proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each Proposal and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were shares of beneficial interest of the Fund issued and outstanding as follows:

Class A	Class C	Class I	Class I2	Total
N/A	N/A	12,668,823.6570	41,137,427.0390	53,806,250.6960

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on each Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting. There are no dissenters’ rights of appraisal in connection with any shareholder vote to be taken at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of each Proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares of the

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Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

 When a proxy is returned as an abstention, the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against each Proposal. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power (“broker non-votes”). In addition, the broker is not permitted to deliver a proxy with respect to such beneficial owner’s shares, and accordingly, such shares will not count as present for quorum purposes or for purposes of Section 2(a)(42) of the 1940 Act and will not be treated as present for purposes of determining a quorum. The NYSE considers each Proposal to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares will not be counted for purposes of a vote on either Proposal, quorum or any other purpose.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the Trust is unaware of any beneficial shareholders of 5% or more of the outstanding shares of the Fund. However, as the Record Date, the following shareholders were beneficial owners of 5% or more of the outstanding shares of a class of the Fund:

Name and Address	Shares	Class	Percentage of Class
LPL Financial/FBO: Customer Accounts ATTN: Mutual Fund Operations 4707 Executive Drive San Diego, CA 92121-3091	2,457,637.7580	Class I	19.40%
Morgan Stanley Smith Barney LLC Attn: Mutual Fund Operations 1 New York Plaza, 12th Floor New York, New York 10004	5,613,033.9550	Class I	44.31%
Charles Schwab & Co INC/Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	1,012,879.6930	Class I	8.00%
Reliance Trust Co FBO/Comerica EB R/R P.O. Box 78446 Atlanta, GA 30357	1,574,377.9700	Class I	12.43%
Charles Schwab & Co INC/Special Custody A/C FBO Customers Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	2,862,672.6410	Class I2	6.96%

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Archdiocese of Miami/ Michael A. Casciato Auth Agent Margie Rancano Auth Agent 9401 Biscayne Boulevard Miami, FL 33138	3,466,411.6030	Class I2	8.43%
Consolidated Fund of the Grand Lodge of Pennsylvania One North Broad Street Philadelphia, PA 19107	3,469,413.6550	Class I2	8.43%
Reliance Trust Co FBO/Comerica EB R/R P.O. Box 78446 Atlanta, GA 30357	4,484,612.2520	Class I2	10.90%
SEI Private Trust Company/C/O Truist ID 866 Attn Mutual Fund Admin 1 Freedom Valley Drive Oaks, PA 19456	2,626,368.3780	Class I2	6.38%

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brian A. Curley, President, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust has engaged EQ Fund Solutions, a proxy solicitation firm, to assist in the solicitation. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Boyd Watterson. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Boyd Watterson will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Boyd Watterson may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation. The estimated fees anticipated to be paid to the proxy solicitor are approximately

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$12,500. The proxy solicitor will prepare and mail the Proxy Statement, Notice of Special Meeting and all materials relating to the meeting to the Fund’s shareholders, and will solicit and tabulate votes of the Fund’s shareholders.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-877-345-9597, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 27, 2025

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at www.boydwattersonfunds.com/.

BY ORDER OF THE BOARD OF TRUSTEES

Brian A. Curley, President

Dated: May 9, 2025

If you have any questions before you vote, please call our proxy information line at (800) 714-3305. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Boyd Watterson Limited Duration Enhanced Income Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD MAY 27, 2025

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints BRIAN CURLEY and TIMOTHY BURDICK, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the “Meeting”) of Northern Lights Fund Trust III (the “Trust”) to be held at offices of the Trust’s administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on May 27, 2025 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED “FOR” THE NEW ADVISORY AGREEMENT AND, IN THE APPOINTED PROXIES’ DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

Signature	Date

Signature of Joint Shareholder	Date

▲ FOLD HERE PLEASE DO NOT TEAR ▲

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example:

	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement between the Trust, on behalf of the Fund, and Boyd Watterson Asset Management LLC.	☐	☐	☐
2. To approve the payment to Boyd Watterson Asset Management LLC of its costs, plus interest, in providing investment advisory services to the Fund between August 30, 2024 and the date of the Meeting.	☐	☐	☐
3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.	☐	☐	☐

A copy of the Proxy Statement is available online at: https://vote.proxyonline.com/boydwatterson/docs/specialmeeting2025.pdf

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

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“Scanner Bar Code”

TAG ID:	CUSIP:

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Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST III

and

BOYD WATTERSON ASSET MANAGEMENT, LLC

This AGREEMENT is made as of [DATE], between NORTHERN LIGHTS FUND TRUST III, a Delaware statutory trust (the “Trust”), and Boyd Watterson Asset Management, LLC, an Ohio limited liability company (the “Adviser”) located at 1301 E. 9th Street
Suite 2900 Cleveland, OH 44114.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth.

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

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The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by each Fund to its shareholders and all reports and filings required to maintain the registration and qualification of each Fund and Fund shares, or to meet other regulatory or tax requirements applicable to each Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

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1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any material change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of each Fund.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to each Fund under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by each Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to each Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of each Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of each Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing each Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing each Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

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2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of each Fund under the Act and the registration of each Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of each Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Funds under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to each Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of each Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to each Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including, without limitation, the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to each Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for that Fund.

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4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of each Fund and in accordance with the Adviser’s proxy voting policy. The Adviser has provided a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and the Adviser agrees to provide any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code and evidence of its adoption. The Adviser will provide to the Board of Trustees of the Trust at least annually a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the

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Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

With respect to each Fund, the term of this Agreement shall begin as of the date and year set forth above or upon amendment of the Agreement to add such Fund, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of each Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or

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interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of each Fund affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of each Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust III and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any fund under the Declaration of Trust are separate and distinct from those of any and all other funds. The Adviser further understands and agrees that no fund of the Trust shall be liable for any claims against any other fund of the Trust and that the Adviser must look solely to the assets of the pertinent fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that fund.

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18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of each Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is pursuant to a request from regulators or compelled by law. In addition, the Adviser and the Adviser's officers, directors, members and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing each Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST III

By: _________________

Name: Brian Curley

Title: President

Boyd Watterson Asset Management, LLC

By: _________________

Name:

Title:

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NORTHERN LIGHTS FUND TRUST III

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Boyd Watterson Limited Duration Enhanced Income Fund	0.40%

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